Exhibit 31.1

CERTIFICATION

I, Rodney Gaughan, certify that:

1.                                       I have reviewed this quarterly report on Form 10-Q of Mesabi Trust, for which Deutsche Bank Trust Company Americas acts as Corporate Trustee;

2.                                       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.                                       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, distributable income and changes in trust corpus of the registrant as of, and for, the periods presented in this report;

4.                                       I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), or for causing such controls and procedures to be established and maintained, for the registrant and have:

a)                                      designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b)                                     evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)                                      disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.                                       I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s auditors:

a)                                      all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)                                     any fraud, whether or not material, that involves persons who have a significant role in the registrant’s internal control over financial reporting.

In giving the foregoing certifications in paragraphs 4 and 5, I have relied to the extent I consider reasonable on information provided to me by Northshore Mining Company and Eveleth Fee Office, Inc.

Date: December 15, 2003	By:	/s/ Rodney Gaughan
Rodney Gaughan*
Assistant Vice President
Deutsche Bank Trust Company Americas

* There are no principal executive officers or principal financial officers of the registrant.